UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: October 1, 2004

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

    Michigan                          000-14800               38-1737300
(State or other                      (Commission             (IRS Employer
jurisdiction of                     File Number)          Identification no.)
 incorporation)

          3100 44th Street S.W.
           Grandville, Michigan                                 49418
 (Address of principal executive office)                      (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 534-7663



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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement


         On February 10, 2004 the Board of Directors of X-Rite, Incorporated (the "Company") adopted the terms of a deferred compensation plan to be offered to the Company's non-employee directors, executive officers and certain management employees. The plan will provide eligible participants with the following rights, among others:

o The right to voluntarily defer all or a portion of their eligible compensation for a period of time to be determined by the participant;

o    There will be no matching contributions; and

o Participants will direct the investment of any deferred compensation in investments that are similar to the funds in the current X-Rite, Incorporated Retirement Savings Plan.

         The plan is effective October 1, 2004 and a copy of the full plan is attached as an Exhibit.


Item 9.01 Financial Statements and Exhibits.


(c) Exhibit.


99.1 X-Rite, Incorporated Non-Qualified Deferred Compensation Plan dated October 1, 2004.

                                    SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:  October 7, 2004                     X-RITE, INCORPORATED



                                            By: /s/ Michael C. Ferrara
                                            -------------------------------
                                                    Michael C. Ferrara
                                                    Chief Executive Officer